As Filed with the
Commission on April 2, 2007
Registration No. 2-80808
SEC File No. 811-3616

OMB APPROVAL
OMB Number:.....3235-0307
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.

          Post-Effective Amendment No. 30   [X]

                               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

        Amendment No. 32

Madison Mosaic Income Trust
(Exact Name of Registrant as Specified in Charter)

550 Science Drive, Madison, Wisconsin  53711

Registrant's Telephone Number:  (800) 368-3195

W. Richard Mason, Secretary
Madison Mosaic Income Trust
8777 N. Gainey Center Drive, Suite 220
Scottsdale, Arizona  85258
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: It is proposed that this filing will become effective:
[   ]  immediately upon filing pursuant to paragraph (b)
[   ]  on (date) pursuant to paragraph (b)
[   ]  60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[   ]  75 days after filing pursuant to paragraph (a)(2)
[X]  on July 1, 2007 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box: [  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Madison Corporate Income Shares (COINS) Fund

Part A

PROSPECTUS

July 1, 2007

Madison Corporate Income Shares (COINS)

COINS were developed by Madison Investment Advisors, Inc. ("Madison") exclusively for use within separately managed accounts for which Madison serves as a wrap program investment manager. COINS represent shares of a specialized bond portfolio. They are used in combination with selected individual securities to effectively model institutional-level investment strategies in larger separately managed accounts within any such wrap program. COINS can permit greater diversification than smaller managed accounts might otherwise achieve. COINS represents an intermediate corporate taxable bond portfolio benchmarked to the Lehman Intermediate Credit index.  The fund invests only in investment grade securities targeting an average overall quality of A- or better. Bond duration will generally flucutate 25% higher or lower than the benchmark, but may fluctuate as much as 50%. COINS maintains a dollar weighted average maturity of 10 years or less.  Within these policy limitations, we seek to obtain the highest possible investment return (income and share price appreciation).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Risk/Return Summary: Investments, Risks and Performance	x
Fund Investment Objectives/Goals	x
Principal Investment Strategies of the Fund	x
Principal Risks of Investing in the Fund	x
Risk/Return Bar Chart and Table	x
Fees and Expenses of the Fund	x
Investment Objectives	x
Implementation of Investment Objectives	x
Principal Risks	x
Portfolio Holdings	x
Management	x
Pricing of Fund Shares	x
Dividends and Distributions	x
Frequent Purchases and Redemptions of Fund Shares	x
Taxes	x
Financial Highlights	x
Guide to Doing Business with COINS	x
Changes to an Account	x
How to Open An Account	x
Minimum Initial Investment	x
How to Purchase Additional Shares	x
Minimum Initial Investment	x
How to Redeem Shares	x
Distribution Options	x
Payments in Kind	x
How to Close an Account	x

Risk/Return Summary: Investments, Risks and Performance

Fund Investment Objectives/Goals

The objective of Madison Corporate Income Shares ("COINS") is to obtain the highest total investment return possible (income and share price appreciation) within the policy limitations of (1) investments in corporate bonds rated Baa3/BBB- or better at time of purchase, (2) maintaining an average overall quality of A- or better, (3) maintaining a dollar weighted average maturity of 10 years or less, (4) generally maintaining overall portfolio duration within 25% of the Lehman Intermediate Credit index benchmark and occasionally varying from the benchmark by up to 50% and (5) limiting investments in corporate securities in any one industry (as defined by SIC code) to 20% at time of purchase.

Principal Investment Strategies of the Fund

COINS seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities.

In seeking to achieve COINS' goal, we will:

(1) monitor the yields of the various bonds that satisfy COINS' investment guidelines to determine the best combination of yield, credit risk and diversification for COINS;

(2) shorten or lengthen its

  dollar weighted average maturity and
  dollar weighted average duration

based on our anticipation of the movement of interest rates;

(3) select individual securities based on a thorough evaluation of fundamental credit risk;

(4) actively rotate among sectors and quality ratings in search of value and to manage risk.

We will invest at least 80% of COINS total assets in income-producing corporate bonds.

Principal Risks of Investing in COINS

No History of Operations

COINS is a diversified, open-end management investment company with no history of operations.

Interest Rate Risk

Each COINS share price reflects the value of the bonds held in the fund. When interest rates or general demand for fixed-income securities change, the value of these bonds change. If the value of these bonds falls, the share price of the fund will go down. If it falls below the price you paid for your shares, you could lose money when you redeem your shares.

What might cause bonds to lose value? One reason might be a rise in interest rates. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.

The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.

Call Risk

If a bond issuer "calls" a bond (pays it off at a specified price before it matures), the fund could have to reinvest the proceeds at a lower interest rate. COINS may also experience a loss if the bond is called at a price lower than what the fund paid.

Tax-Related Risk

You can receive a taxable distribution of capital gain. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Risk of Default

Although we monitor the financial condition of bond issuers, unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value.

Risk/Return Bar Chart and Performance Table

Because COINS is new, it has no performance history.   Remember, however, that that past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Fees and Expenses of COINS

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.00%*
Distribution (12b-1) Fees	None
Other Expenses	0.15%**
Total Annual Fund Operating Expenses	0.15%
Fee Waiver/Expense Reimbursements	0.15%***
Net Expenses	0.00%***

 *The COINS fund has no management fee.   Shareholders should be aware, however, that the fund is an integral part of a separately managed account program and Madison will be compensated directly or indirectly by separately managed account ("wrap fee") program sponsors.  Such compensation will be disclosed in the fund's financial statements.

** The amount under "Other Expenses" reflects the estimated approximate amount of operating expenses of the fund which are paid for by Madison or its affiliates. See the Example below.

***Madison has agreed irrevocably to waive all fees and pay or reimburse all expenses of COINS, except for brokerage, taxes and any extraordinary expenses.

Example:

This Example is intended to help you compare the cost of investing in COINS with the cost of investing in other mutual funds.

The Example assumes that you invest $100,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that COINS' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Before Waiver:

1 year	$15
3 years	$48

After Waiver:

1 year	$0
3 years	$0

The second table shows net expenses of the fund as 0%, reflecting the facts that (a) Madison or its affiliates are absorbing all expenses of operating COINS and (b) the Madison does not charge any fees to COINS (which may be viewed as an effective waiver). You should be aware, however, that COINS is an integral part of "wrap-fee" programs, including those sponsored by investment advisers and broker-dealers unaffiliated with COINS or Madison. Participants in these programs pay a "wrap" fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to Madison and its affiliates. You pay no additional fees or expenses to purchase COINS.

Investment Objectives

The objective of COINS is to obtain the highest total investment return possible (income and share price appreciation) within the policy limitations of (1) investments in corporate debt securities rated Baa3/BBB- or better at time of purchase, (2) maintaining an average overall quality of A- or better, (3) maintaining a dollar weighted average maturity of 10 years or less, (4) generally maintaining bond effective duration within 25% of the Lehman Intermediate Credit index benchmark and occasionally varying from the benchmark by up to 50% and (5) limiting investments in corporate securities in any one industry (as defined by SIC code) to 20% at time of purchase.

There can be no assurance that the objective of the fund will be achieved.

Although the investment objective of the fund may be changed without shareholder approval, COINS will notify shareholders in writing prior to any material change.

Implementation of Investment Objectives

COINS seeks to achieve its objectives by investing in corporate debt securities (bonds).  In general, after selecting securities that match the fund's investment guidelines, most of our investment decisions will relate to: (1) the difference in yields between various types of securities that match the fund's guidelines; (2) our understanding of the direction of interest rate movement; (3) the analysis of any security's credit risk; or (4) our anticipation of the relative values and risks associated with securities in different industrial and business sectors.

Example 1:  COINS may hold bonds issued by a particular retailer.  We may sell these bonds and buy bonds of issued by an, say, an oil company if we believe that by making the change the fund can: (1) obtain higher yielding securities with the same amount of risk (such as by swapping a bond rated AAA yielding 8% interest for another AAA rated bond yielding 9% interest with similar risk characteristics); (2) avoid losing principal due to interest rate movement (see Example 3 below); (3) timely react to deteriorating finances of the particular bond issuer; or (4) avoid losing principal if the markets treat retailer bonds as presenting a greater potential risk than oil industry bonds.

If we believe interest rates are falling, we will normally increase the dollar weighted average maturity and duration of the fund to help increase the share price of the fund. On the other hand, if we believe interest rates are rising, we will normally decrease the dollar weighted average maturity and duration of the fund to help preserve the fund's share price.

What is duration?  The concept of "effective duration" of a bond portfolio goes hand in hand with average maturity. Effective duration is a commonly used measurement to determine the risk to market value. As a technical matter, effective duration measures the period of time you must wait before you have received half of the present value of the cash flows from a bond.  As a practical matter, Madison uses a bond portfolio's effective duration to help measure its likely change in price given a 1% change in interest rates up or down.

Example 2: On January 1, interest rates are 6% and the fund's dollar weighted average maturity is 5 years and the Lehman Intermediate Credit index benchmark's effective duration is 4 years. We extend such maturity to 7 years over the month by increasing the effective duration of the fund's securities from 4 to 4.5 years. If interest rates fall on February 1 to 5%, then the value of the bonds in the fund will increase to a greater extent than they would have increased had we not changed the original maturity by extending effective duration. The share price of the fund should increase accordingly.

Example 3: On January 1, interest rates are 6% and the fund's dollar weighted average maturity is 5 years and the Lehman Intermediate Credit index benchmark's effective duration is 4 years. As a defensive strategy against rising interest rates, we shorten maturity to 4 years over the month by decreasing the effective duration of the fund's securities from 4 to 3.5 years. If interest rates rise on February 1 to 7%, then the value of the bonds in the fund will decrease to a lesser extent than they would have decreased had we not changed the original maturity by shortening effective duration. Although the share price of the fund will decrease as interest rates rise, its share price should not decrease as much as it would have before the defensive move.

The percentage of the fund's assets that we may invest at any particular time in a particular security, the dollar weighted average maturity of the total portfolio (never more than 10 years) and the fund's effective duration will depend on our judgment regarding the risks in the general market. We monitor many factors affecting the market outlook, including economic, monetary and interest rate trends, market momentum, institutional psychology and historical similarities to current conditions.

COINS does not anticipate investing in money market instruments (securities that mature within one year of the date of their purchase) except for the overnight investment of otherwise uninvested cash.

Corporate Debt Securities. We will primarily buy corporate debt securities assigned one of the four highest quality ratings by Standard & Poor's or Moody's or, if unrated, judged by the Advisor to be of comparable quality. These are generally referred to as "investment grade" securities and are rated AAA, AA, A and BBB by Standard & Poor's or Aaa, Aa, A and Baa by Moody's.

We will sell any security owned by the fund that is downgraded below BBB.  We will determine the timing and terms of the sale that we believe are in the best interests of the fund.  In no event will COINS hold the security beyond six months following the date of the downgrade.

We apply our investment selection criteria at the time an investment is made. Except as described above, we might not sell a bond because of an adverse change in quality rating or other characteristics because the impact of such change is often already reflected in market price before the bond can be sold.

Maturity

We will normally invest COINS so that it has an dollar weighted average maturity of 10 years or less. If we believe that market risks are high and bond prices in general are vulnerable to decline, we may reduce the average maturity of the fund's bonds and increase its cash reserves and money market holdings. We do not, however, intend to engage in extensive short-term trading.

Duration

The fund's effective duration will normally be in the range of 25% longer or shorter than the Lehman Intermediate Credit Index benchmark at any given time.  Effective duration will be longer or shorter than the index based on our expectation of likelihood of change in interest rates and the direction of the change.  Effective duration could deviate from the benchmark by up to 50% during periods when we believe interest rates are likely to materially change.

Temporary Defensive Position

We reserve the right to invest a portion of the fund's total assets in short-term debt securities (those with maturities of one year or less) and to maintain a portion of fund assets in uninvested cash. However, we do not intend to hold more than 20 percent of the fund's total assets in such investments unless we determine that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100 percent of the fund may be so invested. To the extent that the Fund is so invested, it may not be invested in accordance with policies designed to achieve its stated investment objective.

Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. We might hold substantial cash reserves in seeking to reduce the fund's exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

Portfolio Trading Activity – Taxable Capital Gains Potential

We may alter the composition of the fund with regard to quality and maturity and we may sell securities prior to maturity. Under normal circumstances, however, annual portfolio turnover for COINS is generally not expected to exceed 100%.

Sales of fund securities may result in capital gains. This can occur any time we sell a bond at a price that was higher than the price we paid for it, even if we do not engage in active or frequent trading. Our intent when we sell bonds is to "lock in" any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if we continued to hold the bond. However, increasing portfolio turnover at a time when our assessment of market performance is incorrect could lower investment performance.

The fund does not generally pay brokerage commissions when it purchases or sells bonds, but the price we would have to pay to buy a bond is usually higher than the price we would receive when we sold it. (This is customary for trading in the bond market.)  As a result, as portfolio turnover increases, the cumulative effect of this may hurt fund performance.

Under normal circumstances, COINS will not engage in active or frequent trading of its bonds. However, it is possible that we will determine that market conditions require a significant change to the composition of the fund's portfolio. (For example, if interest rates rise or fall significantly, we may attempt to sell bonds before they lose much value.) Also, if the fund experiences large swings in shareholder purchases and redemptions, we may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, COINS could make a taxable capital gain distribution.

Principal Risks

No Operating History

COINS is a newly organized, diversified, open-end management investment company with no operating history.

Interest Rate Risk

The value of shares purchased in COINS will fluctuate due to changes in the value of securities held by the fund. At the time an investor sells his or her shares, they may be worth more or less than their original cost.

Bonds tend to increase in value when prevailing interest rates fall, and to decrease in value when prevailing interest rates rise. The longer the maturities and effective duration of the bonds held in the fund, the greater the magnitude of these changes. Investments with the highest yields may have longer maturities or lower quality ratings than other investments, increasing the possibility of fluctuations in value per share.

Tax-Related Risk

In addition to dividends from any interest earned by COINS securities and paid to you, shareholders in the fund can recognize taxable income in two ways:

(1) If you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain. On the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a capital loss.

(2) In the event COINS sells more securities at prices higher than when they were bought by the fund, COINS may pass through the profit it makes from these transactions by making a taxable capital gain distribution. (The discussion regarding Portfolio Trading Activity – Taxable Capital Gains Potential in the previous section above explains what circumstances can produce taxable capital gains.)

Call Risk

We may buy "callable bonds." This means that the issuer can redeem the bond before maturity. An issuer may want to call a bond after interest rates have gone down. If an issuer calls a bond we own, we could have to reinvest the proceeds at a lower interest rate. Also, if the price we paid for the bond was higher than the call price, the effect is the same as if COINS sold the bond at a loss.

Risk of Default

Even for bonds that are rated investment grade, it is still possible that unexpected events (for example, a disaster or unforeseen economic developments, fraud or corruption at the company or its suppliers or clients, unanticipated costs resulting from government legislation, etc.) could cause the issuer of a bond to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. A full description of the characteristics of bonds based on their ratings classification is contained in the Statement of Additional Information.

Portfolio Holdings

Portfolio securities information is available on the COINS dedicated website at http://www.madisonadv.com/COINS. It can be accessed selecting "Portfolio of Investments" from the COINS website. Top 10 holdings current to the most recent calendar quarter is initially provided. You may also obtain a complete list of portfolio holdings by selecting the link to "Complete COINS Portfolio Holdings" at the bottom of the "Top 10 Holdings" page. The COINS policy is to post this information no later than five business days have passed after the end of the quarter and to keep the information on the website until the next updated information is posted. In response to shareholder or wrap sponsor demand, we may increase the frequency with which we post portfolio holdings to reflect the most recent month-end. A complete description of the fund's policies and procedures with respect to the disclosure of portfolio securities is available in its Statement of Additional Information ("SAI"). (See the back cover for information about the SAI.)

Management

The Advisor

Madison is located 550 Science Drive, Madison, Wisconsin 53711. As of the date of this prospectus, we manage approximately $600 million in the Madison Mosaic family of registered investment companies, including mutual funds and closed-end funds. Madison, a registered investment advisory firm since 1973, provides professional portfolio management services to a number of clients and, with its subsidiaries, has approximately $11 billion under management as of the date of this prospectus.

We are responsible for the day-to-day administration of the fund's activities. Investment decisions regarding the fund can be influenced in various manners by a number of individuals.

Generally, all decisions regarding the fund's average maturity, duration and investment considerations concerning interest rate and market risk are the primary responsibility of Madison's investment committee. The investment policy committee is made up of the top officers and managers of Madison.

The decisions reached by the investment committee are carried out on a day-to-day basis by a team of fixed-income portfolio management officers of Madison. This "fixed-income portfolio management team" selects individual bonds and performs other management functions for the fund. The team performs the same type of activities for Madison's individual clients and fixed-income mutual fund portfolios not offered by this prospectus. The members of the fixed-income team with primary responsibility for COINS, all of whom have been managing COINS since its inception, are Christopher Berberet, Paul Lefurgey and Christopher Nisbet. Mr. Berberet is a Managing Director of our firm. He is a Chartered Financial Analyst and has been a member of the firm's fixed-income team since 1992. Mr. Lefurgey is a Senior Vice President of Madison who joined the fixed-income team members with primary responsibilities for managing mutual fund portfolios 2006. He is a Chartered Financial Analyst who joined the firm in 2005. Prior to Madison, Mr. Lefurgey was the head of fixed income management at Members Capital Advisors and, from 1990 until 2003, Executive Vice President at Duff & Phelps Investment Management of Chicago. Mr. Nisbet is a Vice President of our firm. He is also a Chartered Financial Analyst and has been a member of the firm's fixed-income team since 1992.

The COINS SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in COINS.

Compensation

COINS does not pay any direct advisory or other fees. See "Risk/Return Summary-- Fees and Expenses of the Fund" for more information on this arrangement.

Pricing of Fund Shares

The price of each COINS share is based on its net asset value (or "NAV"). This equals the total daily value of the fund's assets, minus its expenses and liabilities, divided by the total number of outstanding shares. The COINS NAV is calculated at the close of the New York Stock Exchange each day it is open for trading, normally at 4:00 p.m. Eastern Time.

We use the market value of the securities in each fund in order to determine NAV. We obtain the market value from one or more established pricing services. The fund maintains a "pricing committee" to review market value of portfolio securities to determine whether or not prices obtained from the pricing services are fair. In accordance with policies approved by the Trustees, the pricing committee may determine that the "fair value" of a particular security is different than the market value provided by the pricing service. Although this would be an unusual occurrence for the types of securities held by COINS, this may occur, for example, due to events or information not known to the pricing service or due to events occurring in other parts of the world. In using fair value pricing, the fund's goal is to prevent fund share transactions from occurring at a price that is unrealistically high or low based on information known but not reflected in the "market" price of portfolio securities calculated at the close of the New York Stock Exchange.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is received in proper form. This may be higher, lower or the same as the NAV from the previous day.

Dividends and Distributions

COINS' net income, if any, is declared as dividends and distributed to shareholders monthly. Dividends will be paid in the form of cash paid to the wrap program brokerage account that holds your COINS shares and distributed to you in accordance with your "wrap" program sponsor agreement. Any net realized capital gains would be distributed at least annually.  You also may arrange with your "wrap" program sponsor for your COINS dividends to be reinvested in additional COINS shares.

Frequent Purchases and Redemptions of Fund Shares

General Rule

COINS discourages investors from using the fund to frequently trade or otherwise attempt to "time" the market. As a result, COINS reserves the right to reject a purchase or exchange request for any reason.

Market Timing

In general, the practice of "market timing," which includes short-term or excessive trading of mutual fund shares and other abusive trading practices, may have a detrimental effect on a mutual fund and its shareholders. Depending upon various factors such as the mutual fund's size and the amount of its assets maintained in cash, market timing by fund shareholders may interfere with the efficient management of the fund's portfolio, increase transaction costs and taxes, and harm the performance of the fund and its shareholders.

Because COINS is designed to be a component of "wrap" accounts that also invest, at the direction of the "wrap" program sponsor, in individual securities and other investments, COINS shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. COINS is managed in a manner that is consistent with its role in the "wrap" accounts. Because all purchase and redemption orders are initiated by the "wrap" program sponsor, "wrap" account clients are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in COINS shares. The COINS Trustees have adopted a market timing policy, pursuant to which Madison monitors COINS trading activity and has the ability to reject any purchase or redemption orders that Madison identifies as harmful to COINS or its shareholders.

Identifiable Harmful Frequent Trading and Market-Timing Activity

COINS identifies harmful trading activity as having a negative effect on portfolio management. For example, a fund subject to frequent trading or "market-timing" must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity. Cash balances must be over and above the "normal" cash requirements the fund keeps to handle redemption requests from long-term shareholders, buy and sell portfolio securities, etc. By forcing management to keep greater cash balances to accommodate market timing, the fund may be unable to invest its assets in accordance with the fund's investment objectives.

COINS does not currently impose additional fees on market timing activity, nor does it restrict the number of exchanges shareholders can make, although we reserve the right to impose such restrictions upon notice in the future. COINS does not specifically define the frequency of trading that it will consider "market timing" because our goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when COINS identifies any shareholder activity that causes or is expected to cause the negative results described above, COINS will block the shareholder from making future investments. In effect, we will allow harmful market-timers to leave COINS and shut our doors to their return.

We will use our discretion to determine whether transaction activity is harmful based on the criteria described above. We do not distinguish among "wrap" program sponsors as long as the account is engaging in harmful activity as described above.

Other Risks Associated with Market Timing

Moving money in and out of funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation. This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on fund performance. In particular, a successful "market-timer" could, over time, dilute the value of fund shares held by long-term investors by essentially "siphoning off" cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed. Nevertheless, the success of any market-timer is not considered by COINS. We will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in COINS should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

Exceptions or Other Arrangements

It is possible that we will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of any fund (see the section above entitled "Other Risks Associated with Market Timing"). However, we believe our procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled "Identifiable Harmful Frequent Trading and Market-Timing Activity" regardless of the nature of the shareholder or method of investment in COINS.

Because we discourage market timing in general, COINS does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Although we believe we make reasonable efforts to block shareholders that engage in or attempt to engage in harmful trading activities, COINS cannot guarantee that it will successfully identify and block every shareholder that does it or attempts to do it.

Taxes

Federal Tax Considerations

COINS will distribute to shareholders 100% of its net income and net capital gains, if any.

Dividends and any capital gain distributions will be taxable to you. In January each year, the fund will send you an annual notice of dividends and other distributions paid during the prior year. Capital gains distributions can be taxed at different rates depending on the length of time the securities were held.

Because the share price fluctuates for the fund, every time you redeem shares in COINS, you will create a capital gain or loss that has tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received from COINS or your "wrap" program sponsor to maintain accurate records of your investments.

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 28% of dividends, any capital gain distributions and redemptions. Any fine assessed against COINS that results from your failure to provide a valid social security or tax identification number will be charged to your account.

State Tax Considerations

In most states, the dividends and any capital gains you receive will be subject to any state income tax.

Financial Highlights

Because COINS is new, no historical "financial highlights" are available as of the date of this prospectus.

Guide to Doing Business with COINS

Eligible Investors

Shares of COINS may be purchased only by or on behalf of "wrap" account clients where Madison has an agreement to serve as investment adviser or sub-adviser to the account with the wrap program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client.

COINS intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above.  Each investor, by purchasing shares, agrees to any such redemption. Madison will use its best efforts to provide the applicable "wrap" program sponsor with advance notice of any such redemption on behalf of the client.

Shareholder Account Transactions

Changes to an Account

To make any changes to an account, you must contact your "wrap" program sponsor.

Certificates

Certificates will not be issued to represent shares in COINS.

How to Open A New Account

In compliance with the USA Patriot Act of 2001, your "wrap" program sponsor will verify certain information on your client account application as part of its anti-money laundering and customer identification program. Eligible clients or their wrap program sponsors typically may open an account by submitting an executed client agreement with their applicable "wrap" program sponsor. Please refer to the mailing address for your "wrap" program sponsor in the Client Agreement materials you received with this prospectus.

Minimum Initial Investment

There is no maximum investment and the minimum initial investment is $5,000. However, "wrap" program sponsors may impose greater minimums based on the allocation rules of the particular wrap program.   The broker-dealer acting on behalf of an eligible client must submit a purchase or redemption order to the COINS transfer agent, US Bancorp Fund Services, P.O. Box 701, Milwaukee, WI  53201, either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation - Fund/SERV). If funds do not clear through the Fund/SERV network, then the broker-dealer submitting an initial or subsequent order to purchase COINS shares on behalf of "wrap" program clients must arrange to have federal funds wired to the transfer agent. Wiring instructions may be obtained by calling 1-888-670-3600 or as follows:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:  U.S. Bancorp Fund Services, LLC
               Account #112-952-137
Further Credit: Madison COINS
(Shareholder name and account number)

How to Purchase Additional Shares

Purchase Price

Share prices (net asset values or "NAV") are determined every day that the New York Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by COINS.

Purchases and Uncollected Funds

Sometimes a shareholder investment check or electronic transfer is returned to COINS unpaid for "insufficient funds." In other words, we sometimes get checks that bounce. COINS has a procedure to protect you and other shareholders from loss resulting from these items. We may delay paying the proceeds of any redemption for 12 days or more until we can be determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected" until COINS determines that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire check are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder's account, even while not collected.

Minimum Subsequent Investment

There are no minimum or maximum subsequent investment requirements.  Subsequent investments are processed in the same manner as initial investments.

How to Redeem Shares

Redemption Price

Share prices (net asset values or "NAVs") are determined every day that the New York Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by Mosaic.

Redemption Procedure

COINS shareholders must contact their "wrap" program sponsor representative to initiate a redemption of COINS shares.  COINS shareholders will generally have provided a power of attorney to their "wrap" program sponsor authorizing the sponsor to redeem shares as part of their programs' investment strategy. Redemption proceeds will ordinarily be sent by wire. Redemption proceeds will normally be wired within one to three business days after the redemption request, but may take up to seven business days. Redemption proceeds on behalf of shareholders who are no longer eligible to invest in COINS may receive their redemption proceeds by check. See "Eligible Investors" above.

Redemptions of COINS shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for COINS to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, COINS may delay redemption payments for more than seven days, as permitted by law.

Redemptions and Uncollected Funds

We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected," until COINS determines that the bank on which they were drawn has actually paid them. Purchases made with federal funds wire are considered collected when received and not subject to the 12-day hold.

Distribution Options

COINS may make periodic payments of dividends from income or capital gains. Distributions will be paid to your "wrap" program account.

Payments in Kind

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Trust. However, COINS, as part of the Madison Mosaic Income Trust, elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Trust or $250,000.

Any property of the Fund distributed to shareholders will be valued at fair value. In disposing of any such property received from the Fund, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

How to Close an Account

To close an account, you should call your "wrap" account program sponsor and request that your account be closed.

When you close your account, shares will be redeemed at the next determined net asset value.

Unusual Transaction Fees

COINS reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

COINS has a Statement of Additional Information (SAI) that includes additional information about the fund. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during its last fiscal year. The SAI, the fund’s annual and semi-annual reports and other information about COINS are available without charge by calling 1-800-368-3195. Use the shareholder service number below to make shareholder inquiries.

Please call our shareholder service department if you have any questions about an existing COINS account or if you would like a copy of any written fund information. Additional information, including the fund's SAI and annual and semi-annual reports, is also available free of charge at the COINS Internet site at http://www.madisonadv.com/COINS.

Finally, you can review and copy information about the fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent
US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

SEC File Number 811-3616

Part B

Statement of Additional Information
Dated July 1, 2007
For use with the prospectus of the Madison Corporate Income Shares (COINS) Fund dated July 1, 2007

Madison Corporate Income Shares (COINS)

550 Science Drive
Madison, WI 53711
(800) 368-3195

This Statement of Additional Information is not a Prospectus. You should read this Statement of Additional Information with the Prospectus of the Madison Corporate Income Shares (COINS) Fund series of Madison Mosaic Income Trust (the "Fund") bearing the date indicated above (the "Prospectus"). You can obtain a copy of the Prospectus from Madison Mosaic Funds at the address and telephone numbers shown above.

Semi-annual reports for the Fund, when completed, will be incorporated herein by reference. You can get a copy of the reports at no charge by writing or calling Madison Mosaic Funds at the address and telephone numbers shown above.

Table of Contents
TRUST HISTORY	2
DESCRIPTION OF THE TRUST ("Investment Objectives" and "Implementation of Investment Policies")	2
Classification	2
Investment Strategies and Risks	2
Fund Policies	5
Fundamental Policies	6
Disclosure of Portfolio Holdings	7
MANAGEMENT OF THE FUNDS ("Management")
Management Information	11
Board of Trustees	12
Discussion of Contract Renewal	12
Compensation	13
Code of Ethics	14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	14
INVESTMENT ADVISORY AND OTHER SERVICES ("Fees and Expenses of the Funds" and "Management")	14
PORTFOLIO MANAGERS	17
BROKERAGE ALLOCATION AND OTHER PRACTICES	18
CAPITAL STOCK AND OTHER SECURITIES	19
PURCHASE, REDEMPTION AND PRICING OF SHARES ("Guide to Doing Business," "Pricing of Fund Shares" and "Dividends and Distributions")	21
TAXATION OF THE TRUST ("Taxes")	23
CALCULATION OF PERFORMANCE DATA ("Risk/Return Summary")	24
FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION ("Financial Highlights")	25
APPENDIX - QUALITY RATINGS ("Implementation of Investment Policies")	25

Note: The items appearing in parentheses above are cross references to sections in the Prospectus that correspond to the sections of this Statement of Additional Information.

TRUST HISTORY

Madison Mosaic Income Trust ("the Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. This Statement of Additional Information relates to the newest series of the Trust, the Madison Corporate Income Shares (COINS) Fund, effective June 1, 2007. The Trust's first two funds were the Government and Intermediate Income Funds. The Government Fund was originally known as the "A-Rated Fund". Before the date of this document, the Intermediate Bond Fund was a junk bond fund known as the High Yield Fund (and known as the Maximum Income Portfolio before May 12, 1997). The Intermediate Term Bond Fund is the surviving entity of the merger between it and what had been a third series of the Trust called Mosaic Bond Fund. The Trust's third fund is the Institutional Bond Fund. It began on May 1, 2000.

Throughout this Statement of Additional Information, we sometimes refer to the Trust or to the Fund when describing matters that affect solely the COINS Fund.

The Trust was originally known as GIT Income Trust. The Trust changed its name in May 1997. The name change followed the 1996 change in the Trust's advisor from Bankers Finance Investment Management Corp. to Madison Mosaic, LLC.  The Trust added the name "Madison" to its name on November 1, 2006.

DESCRIPTION OF THE TRUST

Classification

The Trust is a diversified open-end management investment company, commonly known as a mutual fund.

The Trust issues four series of shares: Government Fund shares, Intermediate Income Fund shares, Institutional Bond Fund shares and COINS shares, all of which are diversified portfolios.  Information about each series other than the   COINS Fund is presented in a separate Statement of Additional Information.

Investment Strategies and Risks

The Fund represents a diversified portfolio of corporate bonds. The investment objectives of the Fund are described in its Prospectus. You should also read the Prospectus for information about the Funds' principal investment strategies and risks.

If we are ever required to notify you that we will be making a change to an investment policy reflected in the name of any Fund, you will receive a separate written explanation of the change at least 60 days in advance.  This notice will contain a statement in bold-face type alerting you that the notice is an "Important Notice Regarding Change in Investment Policy" and this statement will also be on the envelope we use to mail the notice to you (unless, of course, the notice is the only material we are sending you).

In addition to the principal investment strategies described in the Prospectus, the following describes additional investment strategies. Also discussed are the risks associated with such strategies that you should understand.

1. When-Issued Securities.

We may purchase and sell securities for the Fund on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions happen when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a date later than normal settlement.

For example, when we purchase newly issued bonds on a when-issued basis, payment and delivery may not take place for 15 to 45 days after we commit to the purchase.

Fluctuations in the value of securities we agreed to buy or sell on a when-issued basis may increase changes in the Fund's value. This is because the fluctuations in value must be added to changes in the values of securities actually held in the Fund during the same period.

When engaging in when-issued or delayed delivery transactions, we must rely on the seller or buyer to complete the transaction at the scheduled time. If the other party fails to do so, we might lose an opportunity for a more advantageous purchase or sale. If the transaction is completed, intervening changes in market conditions or the issuer's financial condition could make it less advantageous than investment alternatives available at the time of settlement.

While we will only commit to security purchases we intend to complete on behalf of the Trust, we may sell any securities purchase contracts before settlement of the transaction. If this occurs, the Trust could realize a gain or loss despite the fact that the original transaction was never completed.

When fixed yield contracts are made to purchase when-issued securities, we will take certain actions to protect the Trust. We will maintain in a segregated account a combination of designated liquid investments and cash sufficient in value to provide adequate funds to complete the scheduled purchase.

2. Securities with Variable Interest Rates.

Some of the securities we purchase may carry variable interest rates. Securities with variable interest rates normally are adjusted periodically to pay an interest rate that is a fixed percentage of some base rate, such as the "prime" interest rate of a specified bank. The rate adjustments may be specified either to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes.

Certain of these variable rate securities may be payable by the issuer upon demand of the holder, generally within seven days of the date of demand. Others may have a fixed stated maturity with no demand feature. Variable rate securities may offer higher yields than are available from shorter-term securities. When interest rates generally are falling, the yields of variable rate securities will tend to fall. Likewise, when rates are generally rising, variable rate yields will tend to rise.

What are other risks of some variable rate securities? Variable rate securities may not always be rated and may not have a readily available secondary market. Our ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par. We will monitor on an ongoing basis the revenues and liquidity of issuers of variable rate securities and the ability of such issuers to pay principal and interest pursuant to any demand feature.

3. Repurchase and Reverse Repurchase Agreement Transactions.

Repurchase Agreements. A repurchase agreement involves acquiring securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price.

Repurchase agreements are a highly flexible medium of investment. This is because they may be for very short periods, including maturities of only one day. Under the Investment Company Act of 1940, repurchase agreements are considered loans and the securities involved may be viewed as collateral.

If we invest in repurchase agreements, the Trust could be subject to the risk that the other party may not complete the scheduled repurchase. In that case, we would be left holding securities we did not expect to retain in the Trust. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Trust could suffer a loss of principal or interest.

In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter restrictions on the exercise of its rights under the repurchase agreement.

Reverse Repurchase Agreements. If a Fund requires cash to meet redemption requests and we determine that it would not be advantageous to sell portfolio securities to meet those requests, then we may sell the Fund's securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a "reverse repurchase agreement." It has the practical effect of constituting a loan to the Trust, the proceeds would be used to meet cash requirements for redemption requests.

During the period of any reverse repurchase agreement, the Fund would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Fund outright. If we engage in reverse repurchase agreement transactions for the Fund, we will take steps to protect the Fund. We will maintain in a segregated account a combination of designated liquid securities and cash that is sufficient in aggregate value to provide adequate funds to complete the repurchase.

4. Loans of Fund Securities.

In certain circumstances, we may be able to earn additional income for the Trust by loaning portfolio securities to a broker-dealer or financial institution. We may make such loans only if cash or US Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Trust by the borrower and maintained in a segregated account at full market value each business day.

During the term of any securities loan, the borrower must pay us all dividend and interest income earned on the loaned securities. At the same time, we will also be able to invest any cash portion of the collateral or otherwise charge a fee for making the loan, thereby increasing the Trust's overall potential return.

If we make a loan of securities, the Trust would be exposed to the possibility that the borrower of the securities might be unable to return them when required. This would leave the Trust with the collateral maintained against the loan. If the collateral were of insufficient value, the Trust could suffer a loss.

5. Financial Futures Contracts.

We may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities for the Trust. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, we will obligate the Trust to make delivery of the security against payment of the agreed price.

We will use financial futures contracts only when we intend to take or make the required delivery of securities. However, if it is economically more advantageous to do so, we may acquire or sell the same securities in the open market instead and concurrently liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position.

A financial futures contract for a purchase of securities is called a "long" position, while a financial futures contract for a sale of securities is called a "short" position. A short futures contract acts as a hedge against a decline in the value of an investment. This is because it locks in a future sale price for the securities specified for delivery against the contract. A long futures contract acts to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged.

Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract. This transaction may result in either a gain or loss. When part of a hedging transaction, this gain or loss is expected to offset corresponding losses or gains on the hedged securities.

If we use financial futures contracts, we do so as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, we may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Trust will incur brokerage fees in connection with any futures transactions. Also, the Trust will be required to deposit and maintain cash or Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts, we take steps to protect the Trust. We will maintain in a segregated account (including brokerage accounts used to maintain the margin required by the contracts) a combination of liquid High Grade investments and cash that is sufficient in aggregate value to provide adequate funds to complete the purchase.

While we may use futures to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Trust may benefit from using financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Trust had not entered into any such contracts.

6. Foreign Securities.

We may invest a portion of the Fund's assets in securities of foreign issuers that are listed on a recognized domestic or foreign exchange.

Foreign investments involve certain special considerations not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the Trust to hold temporary foreign currency bank deposits while transactions are completed. The Trust might benefit from favorable currency exchange rate changes, but it could also be affected adversely by changes in exchange rates. Other risks include currency control regulations and costs incurred when converting between various currencies. Furthermore, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts.

Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

7. Short-Term Investments.

The "short-term investments" we may buy for the Trust are limited to the following U.S. dollar denominated investments:

(1) U.S. Government securities;

(2) obligations of banks having total assets of $750 million or more;

(3) commercial paper having a quality rating appropriate to the respective Fund of the Trust; and

(4) repurchase agreements secured by any of the foregoing securities or long-term debt securities of the type in which the respective Fund could invest directly.

Bank obligations eligible as short-term investments are certificates of deposit ("CDs"), bankers acceptances ("BAs") and other obligations of banks having total assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. Such CDs may be marketable or may be redeemable upon demand of the holder. Some redeemable CDs may have penalties for early withdrawal, while others may not. Federally insured bank deposits are presently limited to $100,000 of insurance per depositor per bank, so the interest or principal of CDs may not be fully insured if we purchase a CD greater than $100,000. BAs are time drafts drawn against a business, often an importer, and "accepted" by a bank, which agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

We will not invest in non-transferable time deposits that have penalties for early withdrawal if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the respective Fund's total assets.

"Commercial paper" describes the unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis. Commercial paper may be rated A-1, P-1, A-2, P-2, A-3 or P-3 (see "Quality Ratings" at the end of this Statement of Additional Information).

8.  Credit Default Swaps.

The Fund may purchase credit default swaps.  A credit default swap is an over-the-counter contract between two parties regarding protection against loss of a bond's value if an event harming the credit of the bond's issuer occurs.   In a credit default swap, the entity selling "protection" to the Fund, for an upfront fee or a continuing premium paid by the Fund, agrees to compensate the Fund upn the happening of a specified event.  The events that the Fund can protect against by buying a credit default swap include, but are not limited to, default and downgrading of the issuer by a credit agency.  Credit default swaps are designed to protect against a bond's credit risks.  Other risk factors, such as interest rate movements, are not covered by credit default swaps.

In the event of default, the "protection seller" of a credit default swap would be required to pay the Fund for the face value of a covered bond or the diminished value of a bond resulting from the credit harming event.  The Fund may use credit default swaps to hedge the credit risk of individual bond issuers if credit harming events occur or are expected to occur.  The Fund would keep the protection in place until the covered security can be sold by the Fund for a reasonable price or the Fund collects from the "protection seller."

To the extent the Fund purchases protection by utilizing a credit default swap, it will reduce the income available for distribution to Fund shareholders.   Also, even though the Fund may have purchased protection, the Fund's ability to collect from the "protection seller" depends on the credit worthiness of the "protection seller."  Therefore, there is a risk that even if the Fund purchases protection, it may not be able to collect on its credit default contract.

Fund Policies

1. Derivatives.

We may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements (as described in the Investment Strategies and Risks section above). However, since assuming management of the Trust, we have not purchased financial futures contracts for the Trust or engaged in any reverse repurchase agreement transaction for the Trust.

It is our policy never to invest in any other type of so-called "derivative" securities (including, but not limited to, options on futures contracts, swaptions, caps, floors and other synthetic securities). The Trustees must provide advance approval for any deviation from this policy.

2. Bond Quality Classifications.

We only purchase "investment grade" securities for the Fund. Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security. (For example, a top rated long-term security will be rated AAA by Standard & Poor's Corporation while a top rated short-term security will be rated A-1 by Standard & Poor's.)

Investment grade securities can be further classified as either "High Grade" or "Medium Grade." As used in this Statement of Additional Information, "High Grade" securities include US Government securities and those corporate securities which are rated AAA and AA by Standard & Poor's Corporation; Aaa and Aa by Moody's Investors Service, Inc. "Medium Grade" securities are those rated A and BBB by Standard & Poor's; A and Baa by Moody's.

For unrated securities and securities for which an existing rating has become obsolete in our judgment, we may make our own determinations of those investments we classify as "High Grade" or "Medium Grade," as a part of the exercise of our investment discretion. However, we make such determinations by reference to the rating criteria followed by recognized rating agencies (see the Quality Ratings Appendix at the end of this Statement of Additional Information). Our quality classification procedure is subject to review by the Trustees.

Within the established quality parameters, we are free to select investments for the Fund in any quality rating mix we deem appropriate. We will base the mix on our evaluation of the desirability of each investment in light of its relative yield and credit characteristics.

3. Securities Loans.

If we loan any Trust securities, it is our policy to have the option to terminate any loan at any time upon 7 days' notice to the borrower. The Trust may pay fees for the placement, administration and custody of securities loans, as appropriate.

4. Assets as Collateral.

We will not pledge, mortgage or hypothecate in excess of 10% of the Fund's net assets at market value.

5. Repurchase and Reverse Repurchase Agreements.

We require delivery of repurchase agreement collateral to the Trust's Custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, we require that such collateral be registered in the Custodian's name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, we could encounter restrictions on the exercise of the Trust's rights under the repurchase agreement. It is our policy to limit the financial institutions with which we engage in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

Our current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed five percent of the Fund's total assets.

6. Puts and Calls.

Our current policy is not to write call options, not to acquire put options (except in conjunction with a purchase of portfolio securities) and not to lend portfolio securities. If we change such policies, we will notify you of this policy change at least 30 days prior to its implementation and describe the new investment techniques to be employed.

7. Policy Review.

If, in the judgment of a majority of the Trustees of the Trust, it becomes inadvisable to continue any Trust or individual fund policy, then the Trustees may change any such policies without shareholder approval. Before any such changes are made, you must receive 30 days' written notice.

Except for the fundamental investment limitations placed upon the Trust's activities, the Trustees can review and change the other investment policies and techniques employed by the Trust. In the event of some policy changes, a change in the Trust's or a fund's name might be required. There can be no assurance that the Trust's present objectives will be achieved.

Fundamental Policies

The Trust has a number of limitations on its investment activities designated as "Fundamental Policies." These limitations are described below. By designating these policies as fundamental, we cannot change them without a majority vote of the Trust's shareholders.

1. Non-Income Producing Securities.

We will not purchase any securities that do not, at the time of purchase, provide income through interest or dividend payments (or equivalent income through a purchase price discount from par). This does not prevent us from purchasing or acquiring put options related to any such securities held. Also, any such securities may be purchased pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Trust, for future delivery.

2. Illiquid Investments.

We will not invest in securities for which there is no readily available market if at the time of acquisition more than 10% of the Fund's net assets would be invested in such securities.

3. Restricted Investments.

We will not invest more than 5% of the value of the total assets of the Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). We will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by the Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.

4. Seasoned Issuers.

We will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of the Fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.

5. Industry Concentration.

Other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, we will limit investments so that not more than 25% of the total assets of the Fund is invested in any one industry.

6. Financial Futures Contracts.

We will not purchase or sell futures contracts for the Fund if immediately afterward the sum of the amount of margin deposits of the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

7. Borrowing and Lending.

We will not obtain bank loans for the Fund except for extraordinary or emergency purposes in conformance with the Investment Company Act of 1940, as amended, and the regulations thereunder. We will not borrow for the purpose of making investments except as described in the next paragraph.

We may enter into reverse repurchase agreements for the Fund in amounts up to 25% of the Fund's total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. We will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding one-third of total assets for any purpose.

We will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of the Fund's net assets taken at cost, and only for extraordinary or emergency purposes.

We will not loan more than two thirds of the Fund's securities (calculated as a percentage of gross assets). For any portfolio securities loaned, we will require the Fund to be provided collateral satisfactory to the Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

8. Underwriting

The Trust may not act as an underwriter nor engage in underwriting activities.

9. Other Prohibited Activities.

  We will not make short sales or maintain a short position except in limited circumstances. Specifically, the Fund must own at least an equal amount of securities (or securities convertible or exchangeable into such securities). Furthermore, not more than 25% of the Fund's net assets may be held as collateral for such sales).
  We will not purchase securities on margin (except for customary credit used in transaction clearance) for the Fund.
  We will not invest in oil, gas or other mineral exploration or development programs.
  We will not invest in commodities. This prohibition does not prevent us from using financial futures contracts to make purchases or sales of securities, provided the transactions would otherwise be permitted under the Trust's investment policies.
  We will not invest in real estate for the Fund. This does not prevent us from buying securities for the Fund that are secured by real estate.
  We will not acquire shares of other investment companies for the Fund. This restriction does not apply to any investment in any money market mutual fund or unit investment trust under limited circumstances. (1) Such investment by any one issuer cannot exceed 5% of net assets. (2) Such investments in the aggregate cannot exceed 10% of net assets. Also, this restriction will not apply in connection with an investment company merger, consolidation, acquisition or reorganization.
  We will not knowingly take any investment action that has the effect of eliminating the Fund's tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code.
  We will not purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company.
  We will not purchase or retain the securities of any issuer if, to our knowledge, the holdings of those of the Trust's officers, Trustees and officers of the Advisor who beneficially hold one-half percent or more of such securities, together exceed 5% of such outstanding securities.

  We will only purchase put options or write call options (and purchase offsetting call options in closing purchase transactions) if the put option purchased or call option written is covered by Fund securities, whether directly or by conversion or exchange rights.

Disclosure of Portfolio Holdings

Application of Policies and Procedures.

We may disclose portfolio holdings under a variety of circumstances. Except as disclosed below under "Ongoing Arrangements," we apply our policies and procedures regarding disclosure of the Trust's portfolio holdings uniformly to all categories of persons. The conditions or restrictions placed on such disclosures are described in that section.

Frequency of Disclosures.

In order to prevent insider trading from occurring as a result of portfolio disclosure and to otherwise protect the interests of shareholders, no portfolio disclosures shall be made until five business days have passed since the end of the period for which disclosure is made (i.e. a week after any month or quarter end). Our policy is that if the officers of the Trust determine that shareholder interest will not be compromised by public disclosure sooner than five business days, the Chief Compliance Officer may approve earlier public disclosure.

Policies Regarding Compensation with respect to Disclosure of Information

The Trust does not receive compensation, directly or indirectly, in connection with the disclosure of its portfolio holdings to any person.

Authorization of Disclosures, Conflicts of Interest and Oversight

Our policies regarding portfolio holdings disclosure are part of our overall compliance procedures subject to review by our Chief Compliance Officer and approval by the Trust's Board of Trustees. At least annually, the Board and the Chief Compliance Officer will review these policies to determine if they remain in the interest of shareholders or if any changes to the policies are appropriate or necessary. In this manner, the Trust seeks to address conflicts between the interests of Trust shareholders, on the one hand, and those of the Trust's investment advisor or its affiliates.

After our Chief Compliance Officer has approved the form, content and timing of any disclosures of portfolio information that may be made in conformance with our compliance procedures described in this section, the officers of the Trust may authorize disclosure of the Fund's portfolio securities and other portfolio information. However, because such information will be publicly disclosed on the Fund's Internet site as stated above and below, all such disclosures must comply with applicable mutual fund advertising requirements, including approval by a registered broker/dealer principal of the Trust's distributor and applicable interpretations of the rules of the National Association of Securities Dealers, Inc.

Accessibility of Disclosures.

We post "fund summaries" for the Fund to our Internet site quarterly. Such summaries contain a list of top ten holdings as of the end of the previous quarter. This information will match the top ten holdings information on each Fund's complete portfolio schedule filed with the SEC quarterly on Form N-Q within 60 days of quarter end. However, it will generally be posted to the Internet site sooner than the filing of Form N-Q (subject to the five business day rule described above). Fund summaries will contain a variety of portfolio characteristics such as sector diversification, median market capitalization, and similar matters, depending on the fund.

On a monthly basis, all fund portfolio information is posted, including a brief security description and the number of shares/par value.

Other Information.

Finally, we may provide information in marketing materials that include a discussion of changes to the portfolio during the quarter. This includes summary disclosure of one or more reasons for buying or selling a security or a detailed "analysis" or example of our "process" regarding the security. To ensure uniformity and fairness of any such disclosures, copies of any written materials containing such summary disclosure shall be posted to the Mosaic Funds Internet site no later than such information is made to any other third party. In this manner, we seek to avoid the appearance that we are making any "selective" disclosures about any fund to any party in any manner that would provide any financial advantage to the person receiving such information.

On-going Arrangements.

There may be situations where selective disclosure is in the interests of fund shareholders. However, non-public disclosures may not be made on an ongoing basis to any person or entity until and unless (1) such disclosure is approved by our Chief Compliance Officer and (2) any applicable disclosures about such ongoing program are made in this Statement of Additional Information and (3) we have obtained a representation from the party receiving such ongoing information that it understands and will abide by applicable rules against insider trading on such information and will keep such information confidential. (4) The Chief Compliance Officer shall make a report of any such approved ongoing arrangements quarterly to the Board of Trustees.

Unless an independent third party reporting agency provides us with the representations described above, we will not provide portfolio information to independent third party reporting agencies until such information is publicly available. [DELETED: As of the date of this document, we provide no ongoing, non-public disclosure of portfolio information to any consultants or third party reporting agencies and have no plans to do so.]  Disclosure of the Fund's portfolio holdings information that is not publicly available is expected to be made to the "wrap" program sponsor whose clients are permitted to invest in the Fund.

In addition to "wrap" program sponsors, as of the date of this document, the Trust has ongoing arrangements with the following unaffiliated entities to make available portfolio holdings information:

  US Bank, pursuant to the Trust's Custodian Agreement, where all Trust portfolio transactions settle. The Fund's portfolio information is reconciled with its custody accounts daily.
  Grant Thornton LLP, the Trust's independent registered public accountant, whereby the Trust's portfolio holdings information is provided in connection with the preparation of the Trust's audited financial statements. Disclosure would not normally be made except at the end of each fiscal year.
  Pixel Typesetting, a company we may use to format some of the portfolio holdings disclosures described above. Disclosures may be made as often as monthly in order to prepare marketing materials for public disclosure.
  Clarity Technology, an information technology vendor that may have incidental access to portfolio information in the course of providing computer-related maintenance, support and business continuity services for the Trust and its affiliates. The Trust does not make specific disclosures of any particular information to this vendor.
  Linedata Services, formerly known as Global Investment Systems, the licensor of the Trust's portfolio accounting computer software systems that may have incidental access to portfolio information in the course of providing information technology services associated with the maintenance and servicing of such software. The Trust does not make specific disclosures of any particular information to this vendor.

With respect to each such arrangement, the Trust has a legitimate business purpose for the release of information as described above. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Trust, our firm and its employees and affiliates do not receive any compensation or other consideration in connection with such arrangements.

Of course, the Trust will disclose portfolio holdings information in response to authorized securities regulators. Also, any employees of our firm and its affiliates who may have access to portfolio information are subject to our Code of Ethics and rules to prevent insider trading.

Proxy Voting Policy Disclosures.

Normally, the Trust only invests in non-voting securities.  In the event the Trust holds a security requiring securityholder vote, the following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities.

Because we manage portfolios for clients in addition to the Trust, the policies and procedures are not specific to the Trust except as indicated.

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client's best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client's best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client's best interests, then we must vote against the Board's recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be.

Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g. equitycorresp@madisonadv.com).

Why would voting as the Board recommends NOT be in the client's best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position? (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients' best interests to vote against management's recommendation.)

2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal?

3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management's recommendation if we believe a "No" vote could help prevent future share price depreciation resulting from management's proposal or if we believe the value of the investment will appreciate if management's proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management's recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the Board of Directors recommendation cause us to violate our client's investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board's recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must "second guess" the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients' investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC's EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies.

If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund Board, the firm will employ the services of an independent third party "proxy services firm" to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

Once any member of the relevant portfolio management team determines that it would be in our clients' best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. We maintain a "conflicted list" for proxy voting purposes. As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above...

MANAGEMENT OF THE FUND

Management Information.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly Vice President - Publishing, Lee Enterprises Inc.	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call Fund; Nerites Corp.
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Park Bank;, FSB.
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Grand Mountain Bank, FSB.

Interested Trustees

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Capitol Bank, FSB.
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 11 Madison Mosaic Funds. Trustee of all Madison Mosaic Funds except Equity Trust; President of the Madison Strategic Sector Premium Fund.	None

Officers

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC; General Counsel for Concord Asset Management, LLC.	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None

All interested Trustees and Officers of the Trust are employees and/or owners of Madison. Since Madison serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

Board of Trustees.

Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Fund's affairs. As such, they meet at least quarterly to review our operation and management of the Trust. In addition to the information we provide the Trustees, they also meet with the Trust's independent auditors at least annually to discuss any accounting or internal control issues that the auditors may raise.

The Trustees serve indefinite terms of unlimited duration and they appoint their own successors, provided that always at least two-thirds of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the Trust's outstanding shares.

The Trustees established three standing Committees to help manage the Trust. The first and second are the Audit Committee and the Nominating and Governance Committee of the Trust. The Audit Committee is responsible for reviewing the results of each audit of the Trust by its independent auditors and for recommending the selection of independent auditors for the coming year. The Nominating and Governance Committee handles vacancies in the Board and reviews Trustee compensation. The members of each Committee are the Independent Trustees of the Trust. Normally, the Audit Committee will meet at least once a year to review the Trust's annual audit, but the Committee may meet more often as necessary. As a matter of practice, each Committee generally meets prior to the regularly scheduled meeting of the full Board of Trustees.

The third standing committee is the Pricing Committee of the Trust. The Pricing Committee is responsible for reviewing the accuracy of the Trust's daily net asset value determinations. It reports to the Trustees at least quarterly and makes any recommendations for pricing of Trust securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Trustees. Currently, the Pricing Committee members are Messrs. Berberet, Hoppe and Sekelsky and Ms. Frank (see the above chart under "Management Information") as well as Messrs. David Halford and Paul Lefurgey, Vice Presidents of Madison.

The Trustees' ownership interests in Madison Mosaic Funds are as follows:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Madison Mosaic Fund Family
Philip Blake	None	Over $100,000
Frank Burgess	None	Over $100,000
James Imhoff	None	Over $100,000
Katherine Frank	None	Over $100,000
Lorence Wheeler	None	Over $100,000

Ownership interests are as of December 31, 2006.

Compensation.

The compensation of each non-interested Trustee has been fixed at $4,000 per year, to be pro-rated according to the number of regularly scheduled meetings each year. Four Board meetings are currently scheduled to take place each year. The Trustees have stipulated that their compensation will be at 25% of the regular rate until the net assets of the Trust reach $25 million and 50% of the regular rate until the net assets of the Trust reach $50 million. In addition to such compensation, those Trustees who may be compensated by the Trust will be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Trust, such as travel to any Board meetings. Trustee compensation is included in each fund's total fees and expenses.

During the last fiscal year of the Trust, the Trustees were compensated as follows:

	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex* Paid to Trustees
Philip Blake	$1,000	$24,000
Frank E. Burgess	0	0
Katherine L. Frank	0	0
James R. Imhoff, Jr.	$1,000	$24,000
Lorence D. Wheeler	$1,000	$24,000

*The Madison Mosaic Funds complex is comprised of 4 open-end investment company trusts with a total of 12 funds and/or series and one closed-end investment company trust.

Under the Declaration of Trust, the Trustees can be indemnified by the Trust for certain matters. For example, they can be indemnified against all liabilities and expenses reasonably incurred by them by virtue of their service as Trustees. However, they will not be indemnified for liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Code of Ethics.

We and the Trust adopted Codes of Ethics under Rule 17j-l of the Investment Company Act that govern the ability of our personnel to trade in securities that may be purchased or held by the Fund or any of our non-mutual fund clients. Our codes generally permit our personnel to trade in or hold the types of securities purchased or held by the Trust. Our codes are designed to prevent manipulative practices by our personnel or situations in which our personnel could personally benefit at the expense of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Because the Fund is new, as of June 1, 2007, 100% of its shares were held by the Fund's advisor or its employees.

INVESTMENT ADVISORY AND OTHER SERVICES

1. Investment Advisors.

We are Madison Mosaic, LLC (known as Bankers Finance Advisors, LLC prior to April 1998), 550 Science Drive, Madison, WI 53711, the investment advisor to the Trust.

We are a wholly owned subsidiary of Madison Investment Advisors, Inc. ("Madison"), 550 Science Drive, Madison, Wisconsin. Madison is a registered investment advisor and has numerous advisory clients. Madison was founded in 1973 and has no business affiliates other than those described in the Prospectus and this Statement of Additional Information. Madison operates Madison Scottsdale in Scottsdale, Arizona and controls Concord Asset Management in Chicago, Illinois. Madison serves as the general partner and manager of a private investment fund known as Ironwood Partners, LP. We share our investment management personnel with Madison.

Frank E. Burgess is President, Treasurer and Director of Madison. Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, owns and controls Madison Mosaic (see "Management Information" above).

Madison formed us in 1996 for the purpose of providing investment management services to the Madison Mosaic family of mutual funds, including the Trust. We purchased the investment management assets of the former advisor to the Trust, Bankers Finance Investment Management Corp., on July 31, 1996. We also serve as the investment advisor to Madison Mosaic Equity, Tax-Free and Government Money Market Trusts.

Because the Fund is new, it had not yet paid any advisory fees as of the date of this Statement of Additional Information.

2. Principal Underwriter.

Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258, acts as the Trust's broker-dealer Distributor pursuant to a Distribution Agreement dated July 30, 1998 between it and all Madison Mosaic Funds. The Distributor does not engage in underwriting activities and receives no compensation for its services (see the "Distribution Agreement" section below). The Distributor is a wholly owned subsidiary of Madison.

3. Services Provided by Each Investment Advisor and Fund Expenses Paid by Third Parties.

Together, we (Madison Mosaic) and Madison are responsible for the investment management of the Trust. We are authorized to execute the Fund's portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the

Trust's operations, and otherwise to administer the affairs of the Fund as we deem advisable.

We provide or arrange for all the Trust's required services through three main contracts: An investment advisory agreement; a services agreement and a distribution agreement. These contracts are described below. No Fund expenses are paid by third parties.

Investment Advisory Contract.

The Investment Advisory Agreement between us and the Trust is subject to annual review and approval by the Trustees, including a majority of those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940. The agreement was approved by Trust shareholders for an initial two year term at a special meeting of shareholders held in July 1996 and most recently renewed for another year last July.

The Investment Advisory Agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by us, upon sixty days' written notice to the other party. We cannot assign the agreement and it will automatically terminate upon any assignment.

Investment Advisory Fees and Expense Limitations. For our services under the Investment Advisory Agreement, we receive no fees for the Fund.   We are responsible for all of the Fund's expenses (including distributing Prospectuses to potential shareholders).  A description of the compensation arrangement between "wrap" program sponsors whose customers may invest in the Fund and Madison is set forth in the prospectus.

Services Contract.

Except as described below, the Trust does not have any officers or employees who are paid directly by the Trust. The Trust entered into a Services Agreement with us for operational and other services required by the Funds. Such services may include:

  The functions of shareholder servicing agent and transfer agent.
  Bookkeeping and portfolio accounting.
  Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
  Providing appropriate supplies, equipment and ancillary services necessary to conduct of its affairs.
  Calculating net asset value.
  Arranging for and paying the Custodian.
  Arranging for and paying the Trust's independent accountants.
  Arranging for and paying the Trust's legal counsel.
  Registering the Trust and its shares with the Securities and Exchange Commission and notifying any applicable state securities commissions of its sale in their jurisdiction.

  Printing and distributing prospectuses and periodic financial reports to current shareholders.
  Trade association membership.
  Preparing shareholder reports, proxy materials and holding shareholder meetings.
  Independent Trustee expenses.

We do not receive compensation from the Fund to provide all these services to the Fund. A description of the compensation arrangement between "wrap" program sponsors whose customers may invest in the Fund and Madison is set forth in the prospectus.

The Trust remains responsible for any extraordinary or non-recurring expenses it incurs.

Distribution Agreement.

Mosaic Funds Distributor, LLC, is the Distributor of Madison Mosaic Funds. It receives no compensation for its services under the Distribution Agreement. The agreement had an initial term of two years beginning July 30, 1998 and may continue in effect after that term only if approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

The Distribution Agreement provides for distribution of the Trust's shares without a sales charge to the investor. The Distributor may act as the Trust's agent for any sales of its shares, but the Trust may also sell its shares directly to any person. The Distributor makes each Fund's shares continuously available to the general public in those States where it has given notice that it will do so. However, the Distributor has no obligation to purchase any of the Trust's shares.

The Distributor is wholly owned by Madison Investment Advisors, Inc. and we share our personnel.

4. Other Service Providers.

We arrange for Trust securities to be held in custody by the Trust's Custodian, for the Trust to be audited annually by independent accountants and for the Trust and the Independent Trustees to be represented by outside counsel. The Fund does not pay any separate fees for the services of these third parties because the cost of these services is included in the advisory and services described above.

Transfer Agent and Dividend-Paying Agent.

Under our Services Agreement with the Trust, we appointed US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (the "Transfer Agent"), as the transfer agent and dividend-paying agent. The Transfer Agent will also perform all shareholder servicing agent functions. We are responsible for compensating the Transfer Agent for providing these services on behalf of the Trust.

Custodian.

U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Trust's shares.

From time to time, the Trust may appoint as Special Custodians certain banks, trust companies, and firms that are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Trust. Such Special Custodians will be used by the Trust only for the purpose of providing custody and safekeeping services in limited circumstances. First, custody would be of relatively short duration. Second, custody would be for designated types of securities that, in our opinion or in the opinion of the Trustees, would most suitably be held by such Special Custodians rather than by the Custodian.

In the event any such Special Custodian is used, it shall serve the Trust only in accordance with a written agreement with the Trust. The agreement must meet the requirements of the Securities and Exchange Commission for mutual fund custodians and be approved and reviewed at least annually by the Trustees. If the Special Custodian is a securities dealer, it must deliver to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Trust for such securities.

The Trust may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as we or the Trustees deem appropriate, to the extent permitted by the Investment Company Act of 1940.

Independent Auditors.

Grant Thornton LLP, 175 West Jackson Blvd., Chicago, IL 60604, serves as independent registered public accounting firm to the Trust.

PORTFOLIO MANAGERS

Other Accounts Managed.

The Trust's portfolio managers identified in the prospectus are Christopher Berberet, Paul Lefurgey and Christopher Nisbet. As of the end of the Trust's most recent fiscal year, the portfolio managers were also members of the team responsible for the following accounts:

Name of manager	Category of other accounts managed	Number managed in category	Total assets in category	Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts
Christopher Berberet	Registered investment companies	7*	$124 million (including the Trust's portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	459 separately managed client accounts including individuals, institutions and municipalities and 22 wrap account subadvisory relationships involving 4 model composites*	$1,339 million in separate accounts; $2,619 million in wrap accounts	None identified
Paul Lefurgey	Registered investment companies	4*	$52 million (including the Trust's portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	459 separately managed client accounts including individuals, institutions and municipalities and 22 wrap account subadvisory relationships involving 4 model composites*	$1,339 million in separate accounts; $2,619 million in wrap accounts	None identified
Christopher Nisbet	Registered investment companies	4*	$52 million (including the Trust's portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	459 separately managed client accounts including individuals, institutions and municipalities and 22 wrap account subadvisory relationships involving 4 model composites*	$1,339 million in separate accounts; $2,619 million in wrap accounts	None identified

*The advisory fee was not based on the performance of any of these accounts.

Compensation.

All compensation is measured and paid on an annual, calendar year basis. Compensation consists of base salary, merit bonus, and, where indicated below, incentive compensation (performance bonus). The incentive pool described in the chart below is calculated based on revenue from each investment strategy. Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods. Incentive compensation earned is paid out over a three year period (60% year 1, 25% year 2, 15% year 3). Performance bonus amounts increase in proportion to benchmark outperformance during the applicable one and three year periods.

Name of manager	Structure of compensation for managing Mosaic Equity Trust portfolios	Specific criteria	Difference in methodology of compensation with other accounts managed (relates to the "Other Accounts" mentioned in the chart above)
Christopher Berberet, Paul Lefurgey and Christopher Nisbet	We believe investment professionals should receive compensation for the performance of our client's accounts, their individual effort, and the overall profitability of the firm. As such, our investment professionals receive a base salary, as well as a merit bonus based on effort expended. In addition, an incentive bonus is paid based on the attainment of certain goals and objectives in the portfolio management process. The manager also participates in the overall profitability of the firm through his individual ownership in the firm. Madison Investment Advisors, Inc. also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. All the members of our portfolio management teams have significant investments in either the firm or the Mosaic Fund accounts we manage with the same general style and philosophy as our individual client accounts. We believe our portfolio managers' goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.	In addition to fixed compensation, the manager also participates in an incentive compensation pool shared by the members of the firm's fixed-income management team that is based on the performance of the firm's Government/Corporate Intermediate Term Fixed-Income composites measured against the Lehman Intermediate Government/Corporate index benchmark. All firm fixed income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics.	None. Compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

Ownership of Securities.

As of December 31, 2006, the portfolio managers did not beneficially own any amounts in the Trust's portfolios.

BROKERAGE ALLOCATION AND OTHER PRACTICES

We make all decisions regarding the purchase and sale of securities and executing of these transactions. This includes selecting market, broker or dealer and negotiating commissions. Our decisions are subject to review by the Trustees.

During its three most recent fiscal years, the Trust did not pay any brokerage commissions.

In general, we seek to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling Trust securities. In determining the best price and execution, we may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with us and any statistical, research or other services the dealer provides us. This may include research provided by third parties that is paid for by so-called "soft dollars" earned as a result of Trust brokerage transactions (to the extent permitted by law or regulation). To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Trust as we determine in good faith. The Trust may not be our only client that benefits from our receipt of research from the brokers and dealers the Trust uses for its trading needs.

What is the "research" that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist us in our "investment decision-making process" and not in the management of our firm. The term "Investment Decision-Making Process" refers to the quantitative and qualitative processes and related tools we use in rendering investment advice to the Trust and our other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.

Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services. Typical third party research providers include, by way of example, First Call Notes, Bloomberg, Research Direct, First Call Earnings Per Share Estimates, Baseline, Bondedge, ISI, Bank Credit Analysis, S&P Creditweek, Global Sector Review, etc. For example, a tool that helps us decide what might happen to the price of a particular bond following a specific change in interest rates is considered research because it affects our decision-making process regarding that bond.

We may receive from brokers products or services which are used by us both for research and for administrative, marketing or other non-research purposes. In such instances, we make a good faith effort to determine the relative proportion of our use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. We pay the remaining portion of the cost of obtaining the product or service in cash from our own resources.

Although we believe that all clients of our firm and its affiliates, including the Trust, benefit from the research received by us from brokers, we may not necessarily use such research products or services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such products or services in any given period.

Brokers or dealers who execute portfolio transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when  making portfolio brokerage decisions.

We expect that most portfolio transactions will be made directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

Affiliated Transactions. We can purchase portfolio securities through an affiliated broker if we decide it is in the Trust's interests. If we trade through an affiliated broker, we will observe four requirements. (1) The transaction must be in the ordinary course of the broker's business. (2) The transaction cannot involve a purchase from another broker or dealer. (3) Compensation to the broker in connection with the transaction cannot be in excess of one percent of the cost of the securities purchased. (4) The terms to the Trust for purchasing the securities, including the cost of any commissions, must be as favorable to the Trust as the terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to us under the Investment Advisory Agreement.

We do not anticipate that any such purchases through affiliates will ever represent a significant portion of the Trust's trading activity. In fact, no such transactions took place during the Trust's six most recent fiscal years.

Portfolio Turnover. We do not expect to engage in short-term trading for the Fund, but securities may be purchased and sold in anticipation of market interest rate changes, as well as for other reasons. We anticipate that annual portfolio turnover for the Fund will generally not exceed 100%, but actual turnover rate will not be a limiting factor if we believe it is desirable to make purchases or sales.

CAPITAL STOCK AND OTHER SECURITIES

Summary.

The Declaration of Trust, dated November 18, 1982, was filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Trust's obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

Shares and Classes of Shares.

Four series of the Trust's shares are currently authorized: Government Fund shares, Intermediate Income Fund shares, Institutional Bond Fund shares and COINS shares. Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class.

For example, shareholder votes relating to the election of Trustees or approval of the Trust's selection of independent public accountants, as well as any other matter in which the interests of all shareholders are identical, will be voted on without regard to series or classes of shares. Matters that affect a particular series or class of shares will not be voted upon by the unaffected shareholders. On the other hand, required shareholder approval of the Investment Advisory Agreement and any change in a Fund's fundamental investment policies will be submitted to a separate vote by each series and class of shares. When a matter is voted upon separately by more than one series or class of shares, it may be approved with respect one series or class even if it is rejected by the shareholders of another series or class.

The Trustees may authorize at any time creating additional series of shares. The proceeds of the new series would be invested in separate, independently managed portfolios. The Trustees can also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine.

All money received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights.

The Trustees may divide or combine the Trust's shares into a greater or lesser number of shares as long as the action will not change your proportionate interest in the Trust. Any assets, income and expenses of the Trust that we cannot readily identify as belonging to a particular series will be allocated by or under the direction of the Trustees as they deem fair and equitable. Upon any liquidation of the Fund, you would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings.

Because there is no requirement for annual elections of Trustees, the Trust does not anticipate having regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Trust's independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Trust.

Any change in the terms of the Declaration of Trust (except for immaterial changes like a name change), in the Investment Advisory Agreement (except for reductions of the Advisor's fee) or in the fundamental investment limitations of the Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Trust at the address on the cover of this document.

Voting Rights.

The voting rights of shareholders are not cumulative. As a result, holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A "majority" is constituted by either 50 percent of all shares of the Fund or 67 percent of the shares voted at an annual meeting or special meeting of shareholders at which at least 50 percent of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust's shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Trust's shares file declarations in writing with the Trust's Custodian. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust's outstanding shares.

Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust's net assets, if less) may require the Trust to assist a shareholder solicitation with the purpose of calling a shareholder meeting. Such assistance could include providing a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing. In the latter case, unless the Securities and Exchange Commission determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability.

Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment against a shareholder under such a claim. The risk of a shareholder incurring financial loss as a result of being a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others.

The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to the Advisor under the terms of the Investment Advisory Agreement and the Services Agreement. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Fund's "Guide to Doing Business" describes the basic procedures for investing in the Fund. The following information concerning other investment procedures is presented to supplement the information contained in the Guide.

Offering Price.

We calculate the net asset value (NAV) of the Fund every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year's Day, the observance of Martin Luther King, Jr.'s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for the Fund is made at the time of the close of the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of the Fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of the Fund. Since the Trust does not charge a "sales load," its shares are both offered and redeemed at NAV.

We determine the value of the Fund's securities in a number of ways. If current market quotations are readily available for a security, we value it at the mean between its bid and asked prices. For securities for which current market quotations are not readily available, we value them at their fair value as determined in good faith by the Trustees. We value securities having a remaining effective maturity of 60 days or less at amortized cost which approximates market value.

The Trustees authorized using independent pricing services to obtain daily securities prices when required.

The market for many high yield issues is not active and transactions in such issues may occur infrequently. Accordingly, the independent pricing service may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities. Such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions.

Shares in the Fund is priced by rounding to the nearest penny. NAV of shares in the Fund is expected to fluctuate daily, and we will make no attempt to stabilize the value of its shares.

Shareholder Service Policies.

Our policies concerning shareholder services are subject to change from time to time. In the event of a material change, you will receive a new prospectus.

Anti-Money Laundering Program.

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Trust's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Minimum Initial Investment and Minimum Balance.

We can change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing. We may change the Trust's minimum amount for subsequent investments by 30 days written notice. We may waive the minimum initial account size for our employees.  Any employee of Madison Investment Advisors, Inc. or its affiliates that is subject to the Madison Investment Advisors, Inc. Code of Ethics may invest in the Fund.

Special Service Charges.

We may impose special service charges for services that are not regularly afforded to shareholders. In order to do this, we must give 30 days written notice to you or to shareholders in general. These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests. The Fund's standard service charges are also subject to adjustment from time to time.

Share Certificates.

The Trust will not issue share certificates.

Subaccounting Services.

The Trust can provide subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Trust's minimum initial investment to open an account will not apply to subaccounts. However, we reserve the right to impose the same minimum initial investment requirement that would apply to regular accounts if it seems that the cost of carrying a particular subaccount or group of subaccounts is likely to be excessive.

The Trust may provide and charge for subaccounting services that we determine exceed those services that can be provided without charge. The availability and cost of such additional services will be determined in each case by negotiation between the Fund and the parties requesting the additional services. We are not presently aware of any such services for which a charge will be imposed.

Crediting of Investments.

We can reject any investment in the Trust for any reason.

We may at any time suspend all new investment in the Fund. We may also, in our discretion, decline to recognize an investment by funds wired for credit until such funds are actually received by the Trust. This is because we may be responsible for any losses resulting from changes in the Fund's net asset value that happen because we failed to receive funds from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately. The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by us, the Trust or the Distributor.

Foreign Checks.

Checks drawn on foreign banks will not be accepted.

Purchase Orders from Brokers.

We authorized one or more brokers to accept purchase and redemption orders of Trust shares. These brokers are authorized to delegate other intermediaries to accept purchase or redemption orders of Trust shares. An order to purchase shares that we receive from a securities broker (or the broker's delegate, as the case may be) will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure us that it received the order from its customer prior to that time.

Shareholders who invest in the Trust through a "wrap" program sponsor may be charged a commission for handling the transaction in accordance with the terms of the "wrap" program agreement between the sponsor and the shareholder.  The Fund does not pay any commissions on the sale of its shares to brokers or any other parties.

Unusual Circumstances Resulting in Suspension of Payments.

We will use our best efforts in normal circumstances to handle redemptions timely. However, we may for any reason we deem sufficient suspend the right of redemption or postpone payment for any shares in the Trust for any period up to seven days.

Our sole responsibility with regard to redemptions shall be to process timely redemption requests in proper form. Neither the Trust, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in the Fund may be suspended or delayed for more than seven days only in limited circumstances. These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or (3) during any period when the Securities and Exchange Commission has by order permitted such suspension.

Final Payments on Closed Accounts.

The redemption payment you receive when you close your Fund account will normally have all accrued dividends included. However, when an account is closed, we may make subsequent payment of any final dividends declared but not yet paid to the date of the redemption that closed the account. The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Dividend Payments.

Dividends are payable to you at the time they are determined. The Fund's dividend declaration and distribution is made at least annually, and normally quarterly. The share price of the Fund will normally fall by an amount equal to the income or other dividend paid to you (including any annual gains declared).

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in NAV per share of the Fund. Premium on securities purchased is amortized daily as a charge against income.

TAXATION OF THE TRUST

Federal Income Tax Requirements.

To qualify as a "regulated investment company" and avoid Fund-level federal income tax under the Internal Revenue Code (the "Code"), the Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires each Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. We intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, the Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.

Should the Fund fail to qualify as a "regulated investment company" under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Wash Sales.

If you receive exempt-interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will be disallowed up to the value of such dividends.

Dividends Received Deduction.

No portion of the dividends paid by the Trust to its shareholders is expected to be subject to the dividends received deduction for corporations (70% of dividends received).

28% Withholding.

You may be subject to a 28% withholding requirement on transactions with the Trust in certain circumstances. (1) If you fail to comply with the interest and dividends "back-up" withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) if the Internal Revenue Service determined that you failed to properly report dividend or interest income.

Personal Holding Company.

We reserve the right to involuntarily redeem shares if ownership has or may become concentrated as to make the Fund a personal holding company under the Code.

CALCULATION OF PERFORMANCE DATA

So that you can compare the Fund with similar funds (and to market indices, investments such as savings accounts, savings certificates, taxable and tax-free bonds, taxable money market funds and money market instruments), we calculate yields and total returns for the Fund.

How are Total Returns Calculated? We calculate annual total return and average annual total returns for the Fund. Annual total return is based on the change in share price from the beginning to the end of the year, plus any distributions. We calculate average annual total return by finding the compounded annual rate of return over a given period that would be required to equal the return on an assumed initial investment in the Fund to the ending redeemable value this investment would have had at the end of the period. This is done by taking into account the effect of the changes in the Fund's share price during the period and any recurring fees charged to shareholder accounts. We also assume all dividends and other distributions are reinvested at the applicable share price when they were paid.

We may also calculate non-annualized aggregate total returns by computing the simple percentage change in value that equals an assumed initial investment in a Fund with its redeemable value at the end of a given period, determined in the same manner as for average annual total return calculations.

How is Standardized Yield Calculated? The yields of the Fund are calculated according to standardized formulas prescribed by the SEC. They are calculated as follows: Add one to the Fund's total daily theoretical net income per share during a given 30-day period and divide the sum by the Fund's maximum offering price per share on the last day of the period. Next raise the result to the sixth power, subtract one and multiply the result by two.

The standardized yield may be calculated daily any business day.

For purposes of calculating yield, the daily theoretical gross income of each income bearing obligation in the Fund is determined as 1/360 of the obligation's yield to maturity (or put or call date in certain cases). This is based upon its current value (defined as the obligation's closing market value that day, plus any accrued interest), multiplied by such current value. The Fund's daily theoretical gross income is the sum of the daily theoretical gross income amounts computed for each of the obligations in the Fund. The Fund's total daily theoretical net income per share during a given 30-day period is the Fund's daily theoretical gross income less daily expenses accrued (reduced by any waived expenses), totaled for each day in the period and divided by the average number of shares outstanding during the period.

Total return quotations as of the end of the Trust's most recent fiscal year are presented in the prospectus.

Performance Comparisons.

From time to time, in advertisements or in reports to shareholders and others, we may compare the performance of the Trust to that of recognized market indices. We may cite the ranking or performance of the Fund as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

We may also compare the performance of the Fund to that of other funds we manage, if appropriate. We may compare our performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices that we may use include those compiled by major securities firms. Other indices compiled by securities rating or valuation services, such as Standard and Poor's Corporation, may also be used. Periodicals that report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Business Daily, The New York Times, The Washington Post, Barron's, Forbes Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger's Personal Finance and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc. and Morningstar.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue's Money Fund Report. Financial news is broadcast by various radio and television media.

As of the date of this document, Lipper Analytical Services, Inc.has not categorized the Fund.

Average Maturities. We calculate average maturity information for the Funds. The "average maturity" of a Fund on any day is determined by first multiplying the number of days then remaining to the effective maturity of each investment in the Fund by the value of that investment. Next, the results of these calculations are summed. Finally, the total is divided by the aggregate value of the Fund that day. Thus, the average maturity represents a dollar-weighted average of the effective maturities of Fund investments.

By comparison, the "mean average maturity" of the Fund over some period, such as seven days, a month or a year, represents the arithmetic mean (i.e., simple average) of the daily average maturity figures for the Fund during the respective period.

FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION

Because the Fund is new, no financial statements are yet available.

Statements contained in this Statement of Additional Information and in the prospectus regarding the contents of contracts and other documents are not necessarily complete. You should refer to the documents themselves for definitive information on their provisions. We will supply copies of the Trust's important documents and contracts to interested persons upon request, or you can obtain them from the SEC's Internet site at www.sec.gov.

The Trust registered with the Securities and Exchange Commission in Washington, DC, by the filing a Registration Statement. The Registration Statement contains certain additional information not included in the Prospectus or this Statement of Additional Information. This information is available from the SEC or its Internet site. (See the back cover of the Prospectus for information about obtaining this information.)

APPENDIX -- QUALITY RATINGS

Any investment we make will have a "quality rating" determined principally by ratings assigned by nationally recognized statistical rating organizations (NRSRO). Otherwise, we will assign a rating according to comparable standards when there is no published rating or when published ratings differ or are considered obsolete.

Quality ratings will often be determined by referring to the ratings assigned by two major NRSROs that rate securities: Moody's Investors Service, Inc. (Moody's) and Standard and Poor's Corporation (S&P). In cases where more than one NRSRO rates an issue, it will be graded according to whichever rating we deem appropriate. In cases where no organization rates an issue, we will grade it using the following standards that we believe are comparable to those followed by the NRSROs.

Bonds. Moody's uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C. Bonds rated Aaa or AAA are judged to be of the best quality; interest and principal are secure and prices respond only to market rate fluctuations. Bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.

Bonds rated A are considered upper medium grade by each organization. Protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.

Bonds rated Baa or BBB are considered medium grade obligations. Protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.

The Fund does not invest in issues rated below Baa or BBB or equivalent unrated issues.

Notes and bonds rated Ba or BB are considered to have immediate speculative elements and their future can not be considered well assured; protection of interest and principal may be only moderate and not secure over the long term; the position of these bonds is characterized as uncertain.

Notes and bonds rated B or lower by each organization are generally deemed to lack desirable investment characteristics; there may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.

Obligations rated Baa or above by Moody's or rated BBB or above by S&P are considered "investment grade" securities, whereas lower rated obligations are considered "speculative grade" securities.

Bond ratings may be further enhanced by the notation "+" or "-." For purposes of the Trust and its investment policies and restrictions, such notations shall be disregarded.

Thus, for example, bonds rated BBB- are considered investment grade while bonds rated BB+ are not.

Notes. Moody's rates shorter term issues with "Moody's Investment Grade" or "MIG" designations, MIG-1, MIG-2 and MIG-3; it assigns separate "VMIG" ratings, VMIG-1, VMIG-2 and VMIG-3, to variable rate demand obligations for which the issuer or a third-party financial institution guarantees to repurchase the obligation upon demand from the holder.

MIG-1 and VMIG-1 notes are of the best quality, enjoying strong protection from established cash flows for debt service or well established and broadly based access to the market for refinancing. MIG-2 and VMIG-2 notes are of high quality, with ample margins of protection, but not as well protected as the highest rated issues. MIG-3 and VMIG-3 notes are of favorable quality, having all major elements of security, but lacking the undeniable strength of the higher rated issues and having less certain access to the market for refinancing.

S&P assigns the ratings, SP-1, SP-2, and SP-3, to shorter term municipal issues, which are comparable to Moody's MIG-1, MIG-2 and MIG-3 ratings, respectively.

Commercial Paper. Commercial paper, only some of which may be tax-exempt, is rated by Moody's with "Prime" or "P" designations, as P-1, P-2 or P-3, all of which are considered investment grades. In assigning its rating, Moody's considers a number of credit characteristics of the issuer, including: (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies.

P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity but more variable credit characteristics; P-3 issuers have acceptable repayment capacity, but highly variable credit characteristics and may be highly leveraged.

S&P rates commercial paper as A-1, A-2 or A-3. To receive a rating from S&P, the issuer must have adequate liquidity to meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing. The issuer's basic earnings and cash flow must have an upward trend (except for unusual circumstances) and typically, the issuer has a strong position in a well-established industry. S&P assigns the individual ratings A-1, A-2 and A-3 based on its assessment of the issuer's relative strengths and weakness within the group of ratable companies.

Part C
April 2, 2007
Madison Mosaic Income Trust

Item 23. Exhibits

Because the series is new, there is no historic financial information.

Exhibit	Description of Exhibit
a	Articles of Incorporation*
b	By-Laws*
c	Not Applicable
d	Investment Advisory Contract* (Amendment Filed Herewith)
e	Distribution Agreement*
f	Not Applicable
g	Custodian Agreement*
h	Services Agreement* (Amendment Filed Herewith) and Transfer Agent Agreement*
i	Legal Opinion*
j	Not Applicable
k	Not Applicable
l	Not Applicable
m	Not Applicable
n	Not Applicable
o	Reserved
p	Code of Ethics*

* Previously filed by Registrant via EDGAR.

24. Persons Controlled by or Under Common Control with Registrant.

None

25. Indemnification

Madison Mosaic Funds maintains a Directors and Officers Errors and Omissions Policy that covers the officers and Trustees of the Registrant as well as the officers and directors of the Registrant's advisor and its affiliates (referred to as an "Insured" or the "Insureds"). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured's office. (Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of such registrants pursuant to any provision of the Registrant's Declaration of Trust or its By-Laws, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.)

26. Business and Other Connections of Investment Advisor.

Name	Position with Advisor	Other Business
Frank E. Burgess	Director	President and Director of Madison Investment Advisors, Inc. and Madison Asset Management, LLC of the same address as the Trust
Katherine L. Frank	President	Vice President of Madison Investment Advisors, Inc. and Madison Asset Management, LLC of the same address as the Trust
Jay R. Sekelsky	Vice President	Vice President of Madison Investment Advisors, Inc. and Madison Asset Management, LLC of the same address as the Trust
Chris Berberet	Vice President	Vice President of Madison Investment Advisors, Inc. of the same address as the Trust
Greg Hoppe	Vice President	Associated person of Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258
W. Richard Mason	Secretary and CCO	Principal of Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258 and General Counsel and CCO of Madison Investment Advisors, Inc. and Madison Asset Management, LLC of the same address as the Trust

27. Principal Underwriters

(a) The registrant does not utilize the services of an underwriter. Mosaic Funds Distributor, LLC, the distributor of the Trust, also acts as distributor for Madison Mosaic Tax-Free, Government Money Market and Equity Trusts. It is a wholly owned subsidiary of Madison Investment Advisors, Inc.

(b)

Name and Principal Business Address	Position and Offices with Underwriters	Position and Offices with Registrant
W. Richard Mason, 8777 N. Gainey Center Dr., Scottsdale, AZ 85258	Principal, CCO and Financial Operations Principal	Secretary and CCO
Greg Hoppe, 550 Science Drive, Madison, WI 53711	Registered Representative	CFO

(c) Not Applicable

28. Location of Accounts and Records.  Most books, records and accounts of the Registrant will be maintained at 550 Science Drive, Madison, WI 53711, at which address are located the offices of the Registrant and of Madison Mosaic, LLC. Current transfer agent and shareholder account records are kept at the offices of the Registrant's transfer agent, US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. Additional records and documents relating to the affairs of the Registrant are maintained by US Bank, N.A. of Milwaukee, WI, the Registrant's Custodian, at the Custodian's offices located at 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212. Pursuant to the Custodian Agreement (see Article IX, Section 12), such materials will remain the property of the Registrant and will be available for inspection by the Registrant's officers and other duly authorized persons. Finally, all remaining books, records and accounts of the Registrant not maintained at the Registrant's Madison, WI office will be maintained at the offices of the Advisor's Distributor and its Legal and Compliance Department, both located at 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258.

29. Not Applicable

30.  Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Madison, State of Wisconsin, on the 2nd day of April, 2007.

                              Madison Mosaic Income Trust

                              By: (signature)
                              Katherine L. Frank
                              President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed above and below by the following persons in the capacities and on the date indicated.

___________________, Trustee Frank E. Burgess 04/02/07*

___________________, Trustee Lorence Wheeler 04/02/07*

___________________, Trustee James Imhoff 04/02/07*

___________________, Trustee Philip Blake 04/02/07*

*(signature) Attorney-in-Fact, John Rashke 04/02/07